                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the inclusion in the registration statement on Form S-4 of Valentis, Inc. of our report dated July 1, 1999 for the periods ended December 31, 1998, 1997 and 1996 relating to PolyMASC Pharmaceuticals plc and to the reference to our firm under the caption "Experts" in the registration statement.

                                                  /s/ BDO Stoy Hayward

Reading, England
July 2, 1999